Exhibit 21.1

SUNGARD DATA SYSTEMS INC.

SUBSIDIARIES OF THE REGISTRANT

Company Name	Jurisdiction
SunGard Data Systems Inc.	Delaware
2732-9994 Quebec Inc.	Quebec
Aceva Technologies LLC	Delaware
AlmafinJaeger AG	Switzerland
Alpha Numeric Developments Limited	England and Wales
Applied Securities Technical Evaluation & Consulting, Inc.	Delaware
Armonys Technologies S.A.S.	France
ASI Australia Holding Company	Michigan
Aspiren Systems Integration Ltd	England and Wales
Assent LLC	Delaware
Automated Securities Clearance (Europe) Limited	England and Wales
Automated Securities Clearance LLC	Delaware
Aveca Technologies Private Limited	India
BancWare LLC	Delaware
Bangladesh Electronic Payment Systems Limited	Bangladesh
Birza Limited	Ireland
C.T. Computer Services Limited	England and Wales
Cadextan S.A.	France
Carnot, Inc.	Arizona
Comex Information Technology (Shanghai) Co., Ltd.	China
Computer Recovery Systems Sdn. Bhd.	Malaysia
Computer Stand-By Limited	England and Wales
Cooperative Research Services, Inc.	Vermont
Data Electonics Group Limited	Ireland
Decalog (1991) Ltd.	Israel
Decalog (UK) Limited	England and Wales
Decalog Genie Informatique SAS	France
Decalog N.V.	The Netherlands
Derivatech Risk Solutions Inc.	Delaware
Derivatech UK Limited	England and Wales
Digital China System Access Holdings Limited	Hong Kong
E2-One UK Limited	England and Wales
Ex-FIS Limited	England and Wales
Exeter Educational Management Systems, Inc.	Massachusetts
FAME (UK) Holdings Limited	England and Wales
FAME Information Services (Asia Pacific) Pte Ltd	Singapore
FDP Europe Limited	Scotland
Front Capital Systems Holding AB	Sweden
Front Consulting AB	Sweden
GetPAID France SARL	France
GPI Marketing and Services, LLC	Delaware
GSTP Global Straight Through Processing AG	Switzerland

GTI Consultants SAS	France
Guardian dr (Overseas Holdings) Limited	England and Wales
Guardian France S.A.	France
Guardian iT	England and Wales
Guardian iT France S.A.	France
Guardian iT Holdings (Belgium)	Belgium
HTE-Alberta Ltd.	Alberta
HTE-UCS, Inc.	Florida
Infinity Financial Technology GmbH	Germany
Infinity Financial Technology SARL	France
InFlow LLC	Delaware
Integrity Treasury Solutions Europe Limited	England and Wales
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Limited	England and Wales
Integrity Treasury Solutions Pty Ltd.	Australia
Integrity Treasury Solutions Singapore Pte Ltd	Singapore
iXguardian Limited	England and Wales
Kiodex Limited	England and Wales
Kronos Software Limited	England and Wales
Lonsdale Chetwyn Holdings Limited	England and Wales
MBM Inc.	Delaware
Microbank Software Canada Inc.	Ontario
Minorca Corporation NV	Netherlands Antilles
Mobilestar Network Corporation	Texas
Monis Management Limited	England and Wales
Monis Software Inc.	New York
Monis Software Limited	England and Wales
Online Securities Processing Inc.	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
Portfolio Administration (Channel Islands) Limited	Jersey
Real Time Financial Management Ltd.	England and Wales
Reech Capital Limited	England and Wales
Reech Employee Trustee Ltd	England and Wales
Renaissance Software U.K. Limited	England and Wales
Riofin Limited	England and Wales
Safetynet Group	England and Wales
Safetynet International Limited	England and Wales
Safetynet Japan KK	Japan
Safetynet Limited	England and Wales
SCT Technologies de Mexico S. de R.L. de C.V.	Mexico
Shanghai Darkblue Intelligent System Construction Co., Ltd.	China
Shanghai Kingstar Media Co., Limited	China
Sherwood Computer Services Limited	England and Wales

Sherwood US Holdings Limited	England and Wales
SIS Europe Holdings LLC	Delaware
SRS Development Inc.	Delaware
SunGard (Benelux) N.V.	Belgium
SunGard (Israel) Ltd.	Israel
SunGard Advisor Technologies Inc.	California
SunGard AG	Switzerland
SunGard Asia Pacific Inc.	Delaware
SunGard Asset Management Systems LLC	Delaware
SunGard Availability Services (Belgium)	Belgium
SunGard Availability Services (Canada) Ltd.	Ontario
SunGard Availability Services (Deutschland) GmbH	Germany
SunGard Availability Services (DR) Limited	England and Wales
SunGard Availability Services (France) S.A.	France
SunGard Availability Services (Luxembourg) SA	Luxembourg
SunGard Availability Services (Nordic) AB	Sweden
SunGard Availability Services (Norway) AS	Norway
SunGard Availability Services (South Africa) (Proprietary) Limited	South Africa
SunGard Availability Services (UK) Limited	England and Wales
SunGard Availability Services LP	Pennsylvania
SunGard Availability Services Ltd.	Delaware
SunGard AvantGard (Deutschland) GmbH	Germany
SunGard AvantGard (US) Inc.	Pennsylvania
SunGard AvantGard LLC	California
SunGard AvantGard Receivables LLC	Delaware
SunGard Business Integration (UK) Limited	England and Wales
SunGard Business Integration AG	Switzerland
SunGard Business Integration GmbH	Germany
SunGard Business Systems LLC	Delaware
SunGard Canada Holdings Inc.	Delaware
SunGard Canada Nova Scotia Corporation	Nova Scotia
SunGard Capital Corp.	Delaware
SunGard Capital Corp. II	Delaware
SunGard CARNOT GmbH	Germany
SunGard Computer Services LLC	Delaware
SunGard Consulting Services Europe Limited	England and Wales
SunGard Consulting Services LLC	Delaware
SunGard Corbel LLC	California
SunGard CSA LLC	Delaware
SunGard Data Management Solutions (UK) Limited	England and Wales
SunGard Data Systems Beijing Co. Ltd.	China
SunGard Dealing Systems Pty Limited	Australia
SunGard Deutschland GmbH	Germany
SunGard Development Corporation	Delaware

SunGard DIS Inc.	Delaware
SunGard Disaster Relief Fund Inc.	Pennsylvania
SunGard Do Brasil Servicos de Informatica Ltda.	Brazil
SunGard EMS Inc.	Canada
SunGard Energy Solutions Limited	England and Wales
SunGard Energy Systems Inc.	Delaware
SunGard eProcess Intelligence LLC	Delaware
SunGard ERisk Inc.	Delaware
SunGard Expert Solutions LLC	Utah
SunGard Finance SAS	France
SunGard Financial Systems LLC	Delaware
SunGard Financing LLC	Delaware
SunGard Forbatec GmbH	Germany
SunGard France SARL	France
SunGard Front Arena AB	Sweden
SunGard Funding II LLC	Delaware
SunGard Funding LLC	Delaware
SunGard Global Execution Services Limited	England and Wales
SunGard Global Execution Services LLC	New York
SunGard Higher Education Advancement Inc.	Delaware
SunGard Higher Education Inc.	Delaware
SunGard Higher Education International Limited	England and Wales
SunGard Higher Education Managed Services Inc.	Delaware
SunGard Holdco LLC	Delaware
SunGard Holding Corp.	Delaware
SunGard Holdings Limited	England and Wales
SunGard Iberia, S.L.	Spain
SunGard Institutional Brokerage Inc.	New York
SunGard Institutional Products LLC	Delaware
SunGard Insurance Services Limited	England and Wales
SunGard International Holdings Inc.	Delaware
SunGard Investment Systems LLC	Delaware
SunGard Investment Systems S.A.	Switzerland
SunGard Investment Systems U.K. Limited	England and Wales
SunGard Investment Ventures LLC	Delaware
SunGard Italia s.r.l.	Italy
SunGard iWORKS (Canada) Inc.	Ontario
SunGard iWORKS EIM (Canada) Inc.	Ontario
SunGard iWORKS LLC	Delaware
SunGard iWORKS P&C (US) Inc.	Delaware
SunGard Kingstar Cayman Islands Limited	The Cayman Islands
SunGard Kingstar Data System (China) Co., Ltd.	China
SunGard Kiodex Inc.	Delaware
SunGard Latinoamerica, S.A. de C.V.	Mexico

SunGard Managed Data Services GmbH	Germany
SunGard NetWork Solutions Inc.	Delaware
SunGard Pensions Limited	England and Wales
SunGard ProNvest Inc.	Delaware
SunGard Public Sector Aspiren Group Limited	England and Wales
SunGard Public Sector Aspiren Limited	England and Wales
SunGard Public Sector Bi-Tech LLC	Delaware
SunGard Public Sector Holdings Limited	England and Wales
SunGard Public Sector Inc.	Florida
SunGard Public Sector Limited	England and Wales
SunGard Public Sector Pentamation Inc.	Pennsylvania
SunGard Reech (France) SAS	France
SunGard Reference Data Solutions LLC	Delaware
SunGard SAS Canada Holdings Inc.	Delaware
SunGard SAS Holdings Inc.	Delaware
SunGard SCT Technologies (Canada) Inc.	Ontario
SunGard Securities Finance Canada Corp.	Nova Scotia
SunGard Securities Finance International LLC	Delaware
SunGard Securities Finance Limited	England and Wales
SunGard Securities Finance LLC	Delaware
SunGard Security Services AB	Sweden
SunGard Shareholder Systems LLC	Delaware
SunGard Sherwood Systems (Netherlands) B.V.	The Netherlands
SunGard Sherwood Systems (Promark) Limited	England and Wales
SunGard Sherwood Systems Group Limited	England and Wales
SunGard Sherwood Systems Limited	England and Wales
SunGard Sherwood Systems Outsourcing Limited	England and Wales
SunGard Signix Inc.	Delaware
SunGard SIS Luxembourg SARL	Luxembourg
SunGard Software, Inc.	Delaware
SunGard Solutions (India) Private Limited	India
SunGard SSF Canada Holdings Inc.	Delaware
SunGard System Access (Czech Republic) s.r.o.	Czech Republic
SunGard System Access (Europe) Limited	England and Wales
SunGard System Access (Philippines) Inc.	Philippines
SunGard System Access (Slovakia) spol. s.r.o.	Slovak Republic
SunGard System Access (Thailand) Limited	Thailand
SunGard System Access Asia Pacific Sdn Bhd	Malaysia
SunGard System Access Genesys Pte Ltd	Singapore
SunGard System Access Malaysia Sdn. Bhd.	Malaysia
SunGard System Access Pakistan (Private) Limited	Pakistan
SunGard System Access Singapore Pte. Ltd.	Singapore
SunGard Systems (Thailand) Company Limited	Thailand
SunGard Systems Hong Kong Limited	Hong Kong

SunGard Systems International Inc.	Pennsylvania
SunGard Systems Japan K.K.	Japan
SunGard Systems Korea Ltd.	Korea
SunGard Systems Ltd.	England and Wales
SunGard Systems Luxembourg S.A.	Luxembourg
SunGard Systems Malaysia SDN BHD	Malaysia
SunGard Systems NZ Limited	New Zealand
SunGard Systems Philippines Inc.	Philippines
SunGard Systems Pty Limited	Australia
SunGard Systems Singapore Pte. Limited	Singapore
SunGard Systems South Africa (Proprietary) Limited	South Africa
SunGard Technology Services LLC	Delaware
SunGard Treasury Systems Europe Limited	England and Wales
SunGard Treasury Systems UK Limited	England and Wales
SunGard Trust Systems LLC	Delaware
SunGard UK Holdings Limited	England and Wales
SunGard VeriCenter, Inc.	Delaware
SunGard VPM Inc.	New York
SunGard Workflow Solutions LLC	Delaware
System Access (Americas), Inc.	New Jersey
System Access Japan Kabushiki Kaisha	Japan
Systems Computer Technology de Mexico S. dr R.L. de C.V.	Mexico
TeleVault iT Limited	England and Wales
Tiger Systems Limited	England and Wales
TP Technologies S.A.	Belgium
Trax France SAS	France
Trax N.V.	Belgium
TrueRisk Corporation	Nova Scotia
Wall Street Concepts LLC	Delaware